Capitalized Software	12 Months Ended
Sep. 30, 2013
CapitalizedSoftwareAbstract
Capitalized Software

NOTE 5 – CAPITALIZED SOFTWARE

The Company acquired a software product in September 2013, from Covi Point, LLC, a company owned by our CEO. This asset will be amortized over a three to five year period using a straight-line method of depreciation for book purposes once placed in service. The asset was purchased, for approximately $272,000, by the issuance of convertible notes in the amount of $175,000 and the issuance of 4,285,714 common shares of the Company to the shareholders of Covi.

The value of the assets of Covi were determined using the sellers original cost basis, which approximated the fair value of the consideration paid due to the related party nature of the transaction. The acquisition was accounted for as an asset purchase.